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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2008
                                                         ----------------

                         BENEFICIAL MUTUAL BANCORP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                 1-33476            56-2480744
         -------------                 -------            ----------
(State or other jurisdiction of      (Commission         (IRS Employer
incorporation or organization)       File Number)       Identification No.)

               510 Walnut Street, Philadelphia, Pennsylvania 19106
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               (Address of principal executive offices) (Zip Code)

                                 (215) 864-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
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              CERTAIN OFFICERS.
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         (b)  R. Joseph Barnes, Jr. and Paul M. Henkels each submitted a letter announcing his intent to resign from the Boards of Directors of Beneficial
Mutual Bancorp, Inc. (the "Company") and Beneficial Savings Bank MHC (the "MHC") and the Board of Trustees of Beneficial Bank (the "Bank") effective upon the acceptance of such letters of resignation by the Boards of Directors of the Company and the MHC and the Board of Trustees of the Bank.

         Mr. Barnes, Jr. had served as a director of the Company and the MHC since the Bank reorganized into the mutual holding company structure in 2004 and had served as a trustee of the Bank since 1968. Mr. Henkels had also served as a director of the Company and the MHC since the Bank reorganized into the mutual holding company structure in 2004 and had served as a trustee of the Bank since 1978. Neither Mr. Barnes, Jr. nor Mr. Henkels indicated that his resignation was due to any disagreement with the Company, the MHC or the Bank relating to the operations, policies or practices of the Company, the MHC or the Bank.

         On January 17, 2008, the Boards of Directors of the Company and the MHC and the Board of Trustees of the Bank considered the letters of resignation submitted by Messrs. Barnes, Jr., and Henkels and formally accepted them. In addition, the Bank's Board of Trustees determined that, upon his retirement, Mr. Barnes will serve as a trustee emeritus of the Bank.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BENEFICIAL MUTUAL BANCORP, INC.


Date: January 18, 2008          By: /s/ Joseph F. Conners
                                    --------------------------------------------
                                    Joseph F. Conners
                                    Executive Vice President and Chief Financial
                                     Officer